EXHIBIT 10.11

                         ACKNOWLEDGMENT OF COMMENCEMENT

         This Acknowledgment is made as of September 24, 1996, with reference to that certain Lease Agreement (hereinafter referred to as the "lease") dated _______________________, by and between Buckhead Industrial Properties, Inc., as Landlord therein, and Koala Corporation, as Tenant for the demised premises situated at 11600 E. 54th Avenue, Unit D, Denver, CO 80239 .

         The undersigned hereby confirms the following:
         1. That the Tenant accepted possession of the Demised Premises (as described in said lease) on August 1, 1996, and acknowledges that the premises are as represented by the Lessor and in good order, condition and repair, and that the improvements, if any, required to be constructed for Tenant by Landlord under this lease have been so constructed and are satisfactorily completed in all respects.

         2. That all conditions of said lease to be performed by Landlord prerequisite to the full effectiveness of said lease have been satisfied and that Landlord has fulfilled all of its duties of and Inducement nature.

         3. That is (SIC) accordance with the provisions of Section 1.2 of sale lease the commencement date of the term is August 1, 1996, and that, unless sooner terminated, the original term thereof expires on July 31, 2001.

         4. That said lease is in full force and effect and that the same represents the entire agreement between Landlord and Tenant credits against rentals.

         5. That there are no existing defenses which Tenant has against the enforcement of said lease by Landlord, and no offsets or credits against rentals.

         6. That the minimum rental obligation of said lease is presently in effect and that all rentals, charges and other obligations on the part of Tenant under said lease commenced to accrue on August 1, 1996.

         7. That the undersigned Tenant has not made any prior assignment, hypothecation or pledge of said lese or of the rents thereunder.

TENANT:

By:______________________________________________

Title:___________________________________________

Date:____________________________________________


                                                                   EXHIBIT 10.11

                                INDUSTRIAL LEASE


THIS LEASE, made the _______ day of _____________, 1996, between BUCKHEAD INDUSTRIAL PROPERTIES, INC., a Maryland corporation, having its principal place of business at 1150 Lake Hearn Drive, 4th Floor, Atlanta, Georgia 30342 ("the Landlord"), and KOALA CORPORATION, a __________ corporation, having a place of business at _______________________________________ ("the Tenant").

Section 1.1    Building Location: 11600 East 53rd Avenue
                                  Denver, Colorado  80239
               Unit #/Sq. Ft.: D/14,932

Section 1.2    Lease Term: Five (5) Years, Zero (0) Months
               Commencement: August 1, 1996   Expiration: July 31, 2001

Section 1.5    Base Rent: period Years 1-5
               per square foot   $3.85
               per month         $4,790.68
               per annum         $57,488.20
               (See Rider to Lease for additional increases in Base Rent.)

Section 2.1    Pro-Rata Share of Building Operating Costs Payable as Additional
               Rent: 14,932/193,325 = 7.72%

Section 3.1    Insurance:
                  $1,000,000 in respect to injury or death to a single person, $2,000,000 in respect to any one occurrence, and, $2,000,000 in respect to property damage.

Section 6.1    Permitted Use of Premises:

Section 17.1   Property Manager Address:
                          COMPASS Management and Leasing, Inc.
                          1225 Seventeenth Street, Suite 2525
                          Denver, Colorado 80202

Section 22.1   Brokerage: CB Commercial and COMPASS Management and Leasing, Inc.

Section 23.1   Security Deposit: $4,790.68

Section 25.10  Parking Spaces: One (1) unreserved stall per 1,500 square feet

Exhibits A, B and C and the Rider to Lease, attached hereto become part of this lease, consisting of five (5) pages.


                                   WITNESSETH:

                                    ARTICLE I
                            DESCRIPTION-TERM-RENT-USE

Section 1.1 The Landlord, in consideration of the rents, covenants and agreements does lease unto the Tenant, and the Tenant does hereby take the space ("the Premises") described on Exhibit A attached hereto in the building located at the place specified on Page 1 of this Lease ("the Building"), with the privilege to the Tenant of using (subject to such rules and regulations as the Landlord may from time to time prescribe) the necessary entrances and appurtenances, together with all machinery, apparatus, equipment, and fixtures now or hereafter owned by the Landlord and located on the Premises and used exclusively for the operation and maintenance of the Premises (the "Building Equipment"). This Lease is subject to any existing ground leases, encumbrances, conditions, covenants, easements, restrictions and rights-of-way, whether or not of record, and to such matters as may be disclosed by inspection or survey, none of which shall affect Tenant's quiet enjoyment of the Premises except as set forth in Article XVIII.

Section 1.2 The term of this Lease shall be as specified on Page 1 of this Lease (unless sooner terminated as herein provided).

Section 1.3 If the Landlord shall be unable to tender possession of the Premises on the anticipated occupancy date, the Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable by Tenant, but in such event, unless the delay results (i) from failure of Tenant to provide plans or otherwise perform in accordance with the requirements of the Lease or
(ii) from any delay in Landlord's ability to tender possession of the Premises caused by Tenant, no rental shall be payable by Tenant prior to actual tender to Tenant of possession of the Premises. Notwithstanding the foregoing, Tenant shall have the right to terminate this Lease if the Landlord shall be unable to tender possession of the Premises by August 31, 1996, if such failure is not caused by Tenant and provided Tenant executes the Lease by May 30, 1996.

Section 1.4 By occupying the Premises, tenant shall be deemed to have accepted the same as suitable for the purpose herein intended and to have acknowledged that the Premises comply fully with the Landlord's obligations, with the exception of any "punch list" type items which may not have been completed. Tenant agrees that its failure to deliver to Landlord such a written "punch list" prior to occupancy shall be conclusive proof that no such items exist. Prior to occupancy or within three (3) business days of delivery to Tenant by Landlord, whichever is sooner, Tenant agrees to execute and return to Landlord a letter prepared by Landlord confirming the Commencement Date, certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord's obligations hereunder, subject to any "punch list" items which may not have been completed. Tenant shall have the right to supplement the "punch list" for thirty (30) days after Tenant's occupancy of the Premises. Landlord shall promptly correct all "punch list" items at Landlord's expense.

Section 1.5 Tenant agrees and covenants to pay to Landlord during the term of this Lease, at the place specified by Landlord, Base Rent (as specified on Page 1 of this Lease) and Additional Rent (as specified in Article II of this Lease) without notice demand, deduction or setoff. Base Rent shall be paid in advance on the first day of each calendar month during the term of this Lease, except that the first month's rent shall be due and payable when this Lease is executed. If the term does not commence on the first day of a month, Base Rent shall be prorated and paid on the date of such commencement. Interest at the rate of two percent (2%) per month will be charged retroactive to the first day of the month for rents not paid by the fifth (5th) day of the month until all monies are paid.

                                   ARTICLE II
                                 ADDITIONAL RENT

Section 2.1 In addition to Base Rent, Tenant shall pay Tenant's Pro Rata Share (as specified on Page 1 of this Lease) of Building Operating Costs ("Additional Rent"). Building Operating Costs shall mean all expenses, costs and disbursements which Landlord shall pay or become obligated to pay because of, or in connection with, the maintenance, repair and operation of the Building, including, but not limited to, real estate taxes and assessments, use, sales, or any other taxes (except income taxes) based on rents, personal property taxes on personal property used in the operation of the Building; Landlord's insurance relating to the Building; utilities not separately metered to individual tenants; costs of leasing or amortization of energy reduction devices; repairs, redecorating of common areas; costs of roof renovation (which shall be amortized over its life); janitorial service; operating supplies; property management; building services; snow removal; landscaping; costs of leasing or amortizing plants, shrubs, trees, or flowers and normal maintenance thereof; costs of rubbish removal; tools and equipment used for the daily operation of the Building; air conditioning and heating; elevator repair and maintenance; resurfacing and restriping of parking areas; repair and replacement of car stops and signage; security; and wages, payroll taxes, welfare and disability benefits reasonably incurred in the operation of the Building. Building Operating Costs shall not include monies spent for income tax, accounting, interest, depreciation, or expenditures of a capital nature (except to the extent that such expenditures are required due to a change in a law or are reasonably anticipated to cause a reduction in the cost of services; in such case, that part of the capital expense attributable to the lease year under good accounting practices shall be included in the Building Operating Costs).

Section 2.2 Landlord's best estimate as to the amount of Tenant's Share of Additional Rent shall be payable monthly, together with the monthly installment of Base Rent and any other rent due and payable to Landlord. Within one-hundred-twenty (120) days after the beginning of each calendar year, commencing with the year following the year of the Lease Commencement Date, Landlord shall give Tenant a statement of Landlord's estimate of Additional Rent. Annually, after assessing past and estimated future operating costs data, Landlord may adjust the monthly operating cost payment provided for herein upward or downward to reflect more accurately the anticipated monthly costs. All payments due at least thirty (30) days after the revision notice shall be made at the new rate.

Section 2.3 By May 1 of each calendar year during Tenant's occupancy and the calendar year following termination of this Lease, or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of Landlord's actual Basic Cost for the previous year. If for any calendar year additional rent collected for the prior year as a result of Landlord's estimate of Basic Cost is
(i) in excess of the additional rent actually due during such prior year, then Landlord shall apply such excess to the next due rental payments, or (ii) less than the additional rent actually due during such prior year, then Tenant shall pay to Landlord, on demand, any underpayment with respect to the prior year.

Section 2.4 Each statement furnished by Landlord to Tenant shall be conclusive and binding upon Tenant unless, within thirty (30) days after receipt of such statement, Tenant delivers to Landlord a written notice specifying the particular details for which such statement is claimed to be incorrect. Pending the determination of such dispute, Tenant shall pay without delay the full amount of the additional rent payable by Tenant in accordance with each such statement that Tenant is disputing. Without limiting the preceding sentence, Tenant, or its authorized agent, shall have the right, during Landlord's normal business hours and after reasonable notice, to inspect the books and records of Landlord applicable to the determination of any statement of any additional rent payable by Tenant for the purpose of verifying in good faith the information contained in such statement for a period of up to one year after the receipt of such statement by Tenant.

Section 2.5 Should Tenant require any additional work or service, including but not limited to heating, ventilation and air-conditioning ("HVAC") furnished outside Landlord's normal operating hours of 8:00 a.m. to 6:00 p.m., Monday through Friday, 8:00 a.m. to 1:00 p.m., Saturday, excluding holidays, Landlord may, upon reasonable advance notice by Tenant, furnish such additional service at a charge not less than Landlord's actual cost, plus overhead for the additional services provided, it being agreed that the cost to the Landlord of such additional services shall not be considered or treated as Basic Cost.

Section 2.6 Landlord may, at any time, in its sole discretion, require separate metering for gas, electric power or for any other utility service required by Tenant if such service is deemed by Landlord to be in excess of Building standard usage or for any other reason, in which case the cost of such metering shall be at Tenant's sole cost and expense, due and payable upon demand by Landlord, and in which event Tenant shall pay for all such utility service in excess of its normal and customary usage, as metered. For any utility services that are separately metered as prescribed herein, the amount of said services which had been included in the calculation of the Base Year Stop or the calculation of Basic Cost shall be excluded therefrom.

Section 2.7 Notwithstanding any expiration or termination of this Lease prior to the end of the Lease Term, Tenant's obligations to pay any and all additional rent pursuant to this Lease shall continue and shall cover all periods up to the expiration or termination date of this Lease. Tenant's obligations to pay any and all additional rent or other sums owing by Tenant to Landlord under this Lease shall survive any expiration or termination of this Lease.

Section 2.8 In determining Basic Cost, where less than ninety-five percent (95%) of the Building's rentable square footage is occupied during all or any part of a year, those items of the Basic Cost which vary according to occupancy, such as electricity and janitorial services, shall be increased to that amount which would have been incurred had the Building been ninety-five percent (95%) occupied during the entire year.

                                   ARTICLE III
                                    INSURANCE

Section 3.1 Landlord and Tenant hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property, but only to the extent that such loss or damage is covered by any insurance then in force, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible; provided, however, that such release shall be applicable and in force and effect only with respect to any loss or damage occurring during such time as the policy or policies of insurance covering said loss shall contain a clause or endorsement to the effect that this release shall not adversely affect or impair said insurance or prejudice the right of the insured to recover thereunder.

Section 3.2 Tenant shall maintain throughout the Lease Term, at Tenant's sole cost and expense, insurance against loss or liability in connection with bodily injury, death, property damage and destruction, in or upon the Premises or the remainder of the Land, and arising out of the use of all or any portion of the same by Tenant or its agents, employees, officers, invitees, visitors and guests, under policies of comprehensive general public liability insurance having such limits as to each as may be reasonably required by Landlord from time to time, but in any event of not less than One Million Dollars ($1,000,000.00) per occurrence for death or injury, and One Million Dollars ($1,000,000.00) per occurrence for property damage or destruction. Such policies shall name Landlord and Tenant (and, at Landlord's or such mortgagee's or paramount lessor's or installment seller's request), any mortgagee of all or any portion of the Buildings and any landlord of, or installment seller to, Landlord as the insured parties, shall provide that they shall not be modified or canceled without at least thirty (30) days' prior written notice to Landlord and any other party designated as aforesaid and shall be issued by insurers of recognized responsibility licensed to do business in the jurisdiction in which the Building is located and acceptable to Landlord. Copies of all such policies certified by the insurers to be true and complete shall be supplied to Landlord and such mortgagees, paramount lessors and installment sellers at all times.

                                   ARTICLE IV
                 LANDLORD'S RIGHT TO PERFORM TENANT'S COVENANTS

Section 4.1 If the Tenant shall, at any time, fail to make any payment or perform any other act on its part to be made or performed under this Lease, the Landlord may, but shall not be obligated to, and without notice or demand and without waiving or releasing the Tenant from any obligation of the Tenant under this Lease, make such payment or perform such other act to the extent the Landlord may deem desirable. All sums so paid by the Landlord and all expenses including attorneys' fees and costs, together with interest thereon at the rate of two percent (2%) per month, shall be additional Rent and be payable to the Landlord on demand.

                                    ARTICLE V
         REPAIRS AND MAINTENANCE OF PREMISES-SURRENDER OF PREMISES-WASTE

Section 5.1 Except as provided below in this Section, the Tenant covenants at the Tenant's sole expense to maintain in good order and condition and to promptly repair the Premises and Building Equipment including, but not limited to, ceilings, floors, walls, woodwork, paint, doors, glass, plumbing, plumbing fixtures, heating/ air conditioning, hot water systems, electrical systems, mechanical systems and equipment. The Tenant covenants to keep the Premises in a clean and orderly condition and free of debris, materials and rubbish. Landlord shall be responsible for all structural repairs to the Building, including the foundation, roof and land- bearing walls and shall be responsible for any non-structural repairs to the Premises and Building Equipment caused by structural defects in the Building, including heaving of the floors or foundation movement. Landlord shall enforce all available warranties applicable to the Premises or Building Equipment.

Section 5.2 Tenant shall not in any manner deface or injure or make unapproved modifications of the Premises or the Building and will pay the cost of repairing any damage or injury done to the Premises or the Building or any part thereof by Tenant or Tenant's agents, employees or invitees. Tenant shall throughout the Lease Term take good care of the Premises and keep them free from waste and nuisance of any kind. Tenant agrees, at Tenant's sole cost and expense, to keep the Premises, including, without limitation, all fixtures installed by Tenant and any plate glass and special store fronts, in good condition and make all necessary non-structural repairs and replacements except those caused by fire, casualty or acts of God covered by Landlord's fire insurance policy covering the Building. Such repairs and replacements shall be in quality equal to the original work and installation. If Tenant fails to make such repairs within fifteen (15) days after the occurrence of the damage or injury, Landlord may, at its sole option, make such repair, and Tenant shall, upon demand therefor, pay Landlord for Landlord's cost thereof plus fifteen percent (15%) for overhead costs.

Section 5.3 Notwithstanding anything in the Lease to the contrary, Tenant will not make or allow to be made any alterations or physical additions in or to the Premises, including changes in locks on doors, plumbing, lighting, wiring or partitions, without the prior written consent of Landlord. All maintenance, repairs, alterations, additions or improvements shall be conducted only by contractors or subcontractors approved in advance in writing by Landlord, it being understood that Tenant shall procure and maintain, and shall cause such contractors and subcontractors engaged by or on behalf of Tenant to procure and maintain, insurance coverage against such risks, in such amounts and with such companies as Landlord may require in connection with any such maintenance, repair, alteration, addition or improvement.

Section 5.4 At the end or other termination of this Lease, Tenant shall deliver up the Premises with all improvements located therein in good repair and condition, reasonable wear and tear excepted, and shall deliver to Landlord all keys to the Premises. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the Premises by Landlord or Tenant shall be Landlord's property upon termination of this Lease and shall remain on the Premises without compensation to Tenant; provided, however, that if Landlord so elects on or prior to the termination or upon earlier vacation of the Premises, Tenant shall remove all alterations, additions, improvements and partitions erected by Tenant after the Commencement Date and shall restore the Premises to their original condition by the date of termination of this Lease or upon earlier vacating of the Premises, except as provided herein. If Tenant fails to restore the Premises upon Landlord's request, Landlord shall have the right to perform such restoration and Tenant shall be liable for all costs and expenses incurred by Landlord therefor.

Section 5.5 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and its service contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within any applicable operation/maintenance manuals and shall be effective (and a copy delivered to Landlord) within thirty
(30) days of the date Tenant takes possession of the Premises. Landlord, at its own discretion, may enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all heating/air conditioning systems related to the office space only within the Premises; provided, however, that the cost of such preventive maintenance/service contract shall be borne by Tenant as an Operating Expense and paid pursuant to Article III of the Lease.

Section 5.6 Tenant shall store waste, scrap, garbage, etc. in enclosed metal containers with lids and shall not store any motor vehicles at Premises. Waste containers shall be stored within the Premises.

Section 5.7 Tenant acknowledges that it will be doing business with various business entities which may deliver, or cause to be delivered, various materials to Tenant. Tenant covenants and agrees that it shall, within forty-five (45) days after occurrence, repair damages to foundation, roof, overhead doors, door jambs, entryways, and exterior walls of the Building where the Premises is located, which were caused by the act, omission or negligence of Tenant, Tenant's agents, employees, customers, invitees and suppliers, their agents, employees or delivery services.

Section 5.8 Tenant shall remove stains or deposits of grease, oil, tar, paint, or any other material or storage vessel used by Tenant and shall restore the Premises, its parking lot or other outside area to its original condition.

Section 5.9 The Tenant shall not make any changes or alterations, structural or otherwise, to the Premises without the Landlord's prior written consent. All repairs, improvements, fixtures, changes or alterations made or installed by the Tenant shall become the property of the Landlord immediately upon completion of installation without payment by the Landlord except as otherwise set forth in this Article V.

Section 5.10 All work for repairs as required by this Lease, as required for compliance with laws, ordinances, regulations or requirements and changes or alterations permitted by this Lease shall be done in all cases subject to the condition which the Landlord may impose and in a good and workmanlike manner.

                                   ARTICLE VI
              USE - COMPLIANCE WITH LAW AND INSURANCE REQUIREMENTS

Section 6.1 Tenant shall use the Premises only for the Permitted Use. Tenant will not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful, in part or in whole, disreputable in any manner, or extra hazardous, nor will Tenant permit anything to be done which shall in any way cause substantial noise, vibrations or fumes, or increase the rate of insurance on the Building or contents or cause any cancellation of any insurance policy covering the Building or any portion of its contents. In the event that, by reason of acts or omissions of Tenant, there shall be any increase in the rate of insurance on the Building or contents created by Tenant's acts, omissions or conduct of business, Tenant hereby agrees to pay to Landlord the amount of such increase on demand. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, nor interfere with or disturb the possession of other tenants or Landlord in the management of the Building. Tenant shall not, without the prior written consent of Landlord, paint, install lighting or decorations, or install any signs, window or door lettering or advertising media of any type on or about the Premises or any part thereof.

Section 6.2 Notwithstanding the generality of Section 6.1 above, Tenant shall conduct all activity in compliance with all federal, state, and local laws, statutes, ordinances, rules, regulations, orders and requirements of common law concerning protection of the environment or human health ("Environmental Laws"). Tenant shall also cause its subtenants (if subtenants are permitted by this Lease or are hereafter approved by Landlord), licensees, invitees, agents, contractors, subcontractors and employees to comply with all Environmental Laws. Tenant and its permitted subtenants, licensees, invitees, agents, contractors, and subcontractors shall obtain, maintain, and comply with all necessary environmental permits, approvals, registrations and licenses.

In addition to and not in limitation of the foregoing, Tenant, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not generate, refine, produce, transfer, process or transport Hazardous Material on, above, beneath or near the Premises, the Building or the Land. As used herein, the term "Hazardous Materials") shall including, without limitation, all of the following: (1) hazardous substances, as such term is defined in the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. Section 9601(14), as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499, 100 Stat. 1613 (Oct. 17, 1986) ("SARA"); (2) regulated substances, within the meaning of Title I of the Resource Conservation and Recovery Act, 42 U.S.C. Sections 6991-6991(i), as amended by SARA; (3) any element, compound or material which can pose a threat to the public health or the environment when released into the environment; (4) petroleum and petroleum byproducts; (5) an object or material which is contaminated with any of the foregoing; (6) any other substance designated by any of the Environmental Laws or a federal, state or local agency as detrimental to public health, safety and the environment.

Section 6.3 Tenant shall protect, indemnify and save Landlord harmless from and against any and all liability, loss, damage, cost or expense (including reasonable attorneys' fees) that Landlord may suffer or incur as a result of any claims, demands, damages, losses, liabilities, costs, charges, suits, orders, judgments or adjudications asserted, assessed, filed, or entered against Landlord or any of the Building or the Land, by any third party, including, without limitation, any governmental authority, arising from Tenant's breach of Environmental Laws or otherwise arising from Tenant's alleged generation refining, production, storage, handling, use, transfer, processing, transportation, release, spillage, pumping, pouring, emission, emptying, dumping, discharge or escape of Hazardous Materials on, from or affecting the Premises, the Building or the Land, including, without limitation, liability for costs and expenses of abatement, correction, clean-up or other remedy, fines, damages, response (including death) and property damage.

Section 6.4 Tenant, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not release, spill, pump, pour, emit, empty, dump or otherwise discharge or allow to escape Hazardous Materials onto the Land or Building, and Tenant shall take all action necessary to remedy the results of any such release, spillage, pumping, pouring, emission, emptying, dumping, discharge, or escape.

Section 6.5 Tenant shall, within 48 hours of delivery or receipt, deliver to Landlord copies of any written communication relating to the Building or the Land between Tenant and any governmental agency or instrumentality concerning or relating to Environmental Laws.

Section 6.6 Tenant, its permitted subtenants, licensees, invitees, agents, contractors, subcontractors and employees shall not use parking spaces on the Land or Building in excess of that number set out on the attached Data Sheet which has been reasonably determined by Landlord to be Tenant's proportionate share of the total parking spaces available on the Building and Land. Notwithstanding anything contained herein, if any governmental regulation or ordinance is enacted or amended after the effective date of this Lease so as to allow or require a modification in Tenant's number of parking spaces, Landlord reserves the right to make such modification without modifying in any way the rent due hereunder or any other obligations of Tenant; provided, however, that Tenant shall not have fewer than ten (10) parking spaces.

                                   ARTICLE VII
                              DAMAGE OR DESTRUCTION

Section 7.1 In the event of damage to or destruction of the Premises or the Building, or the entrances and other common facilities necessary to provide normal access to the Premises, caused by fire or other casualty, Tenant shall provide immediate notice thereof to Landlord, and Landlord shall make repairs and restorations as hereafter expressly provided, unless this Lease shall be terminated by Landlord or unless any mortgagee which is entitled to receive casualty insurance proceeds fails to make available to Landlord a sufficient amount of such proceeds to cover the cost of such repairs and restoration.

Section 7.2 If (i) the damage is of such nature or extent, in the judgment of Landlord's architect, that more than one hundred eighty (180) consecutive days, after commencement of the Work, would be required (with normal work crews and hours) to repair and restore the part of the Premises or Building which has been damaged, or (ii) a substantial portion of the Premises or the Building is so damaged that, in the Landlord's sole judgment, it is uneconomic to restore or repair the Premises or the Building, as the case may be, Landlord shall so advise Tenant promptly; and Landlord or Tenant, for a period of ten (10) days thereafter, shall have the right to terminate this Lease by written notice to the other, as of the date specified in such notice, which termination date shall be no later than thirty (30) days after the date of such notice. In the event of such fire or other casualty, if this Lease is not terminated pursuant to the terms of this Section 7, and if (i) sufficient casualty insurance proceeds are available for use for such restoration or repair, and (ii) this Lease is then in full force and effect, Landlord shall proceed promptly and diligently to restore the Premises to its substantially similar condition prior to the occurrence of the damage, provided that Landlord shall not be obligated to repair or restore any alterations, additions or fixtures which Tenant or any other tenant may have installed unless Tenant, in a manner satisfactory to Landlord, assures payment in full of all costs which may be incurred by Landlord in connection therewith. Landlord shall not insure any improvements or alterations to the Premises in excess of Standard Tenant Work, or any fixtures, equipment or other property of Tenant. Tenant shall, at its sole expense, insure the value of its leasehold improvements and fixtures located in the Premises, for the purpose of providing funds to Landlord to repair and restore the Premises to its substantially similar condition prior to occurrence of the damage, If there be any such alteration, fixtures, or additions and Tenant does not assure or agree to assure payment of the cost or restoration or repair as aforesaid, Landlord shall have the right to determine the manner in which the Premises shall be restored so as to be substantially the same as the Premises existed prior to the damage occurring, as if such alterations, additions or fixtures had not been made or installed. The validity and effect of this Lease shall not be impaired in any by, and Landlord shall have no liability as a result of, the failure of Landlord to complete repairs and restoration of the Premises or of the Building within one hundred eighty (180) consecutive days after commencement of work, even if Landlord had in good faith notified Tenant that it estimated that the repair and restoration would be completed within such period, provided that Landlord proceeds diligently with such repair and restoration.

Section 7.3 In the case of damage to the Premises not caused by the negligence or willful misconduct of the Tenant or any of its agents, employees or invitees, and which is of a nature or extent that Tenant's continued occupancy is substantially impaired, the rent otherwise payable by Tenant hereunder shall be equitably abated or adjusted for the duration of such impairment as determined by Landlord. In no event, however, shall any damages be payable by Landlord to Tenant in respect of business interruption resulting from any fire or other casualty on the Premises or Building. Tenant shall be responsible to insure and/or repair all of Tenant's leasehold improvements and all equipment, fixtures and personal property located in the Premises.

                                  ARTICLE VIII
                                  CONDEMNATION

Section 8.1 If the whole or, as determined by Landlord in its sole discretion, any substantial part of the Land or the Building should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which they are being used, as determined by Landlord, this Lease shall terminate effective when the physical taking of said Land or the Building shall occur. If part of the Land or Building shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the sentence above, this Lease shall not terminate, but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as Landlord shall determine may be fair and reasonable under all of the circumstances. In the event of any such taking or private purchase in lieu thereof, Landlord and Tenant shall each be entitled to all remedies provided by law; provided, however, that any award paid to Tenant shall not detract from any award which Landlord is entitled to receive; and if Landlord's award is reduced to any extent as a result of any award to Tenant, then Tenant shall assign and pay over to Landlord the amount by which Landlord's award is so reduced.

                                   ARTICLE IX
                                MECHANICS' LIENS

Section 9.1 The Tenant shall not suffer nor permit any mechanics' or other liens to be filed against the Building, the Premises, or against the Tenant's leasehold interest in the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to the Tenant or anyone holding the Premises or any part thereof through or under the tenant. The Landlord shall have the right at all times to post any notices which the Landlord may deem to be necessary or advisable for the protection of the Landlord and the Building from mechanics' liens. If a mechanics' lien shall be filed against the Premises, the Tenant shall discharge it within twenty (20) days after the filing date.

Section 9.2 If the Tenant shall fail to discharge such mechanics' lien, then, in addition to any other rights or remedies available, the Landlord may, but shall not be obligated to, discharge the amount claimed to be due, or by deposit in court, or by bonding, and in any such event the Landlord shall be entitled, if the Landlord so elects, to compel the prosecution of an action for the foreclosure of such mechanics' lien by the lienor and to pay the amount of the judgment, if any, in favor of the lienor with interest, costs and allowances. Any amount paid by the Landlord for the above, and all reasonable attorneys' fees and costs of the Landlord, with interest at the rate of two percent (2%) per month, shall be deemed Additional Rent and shall be payable by the Tenant to the Landlord.

                                    ARTICLE X
                       LANDLORD'S RIGHT TO ENTER PREMISES

Section 10.1 The Tenant agrees to permit the Landlord and its representatives to enter the Premises at all time during usual business hours or at any other time in case of emergency, to inspect the same and the Landlord may, but shall not be obliged to, make any repairs deemed necessary or desirable by the Landlord and to perform any work in the Premises deemed necessary by the Landlord to comply with any laws, ordinances, regulations or requirements of any governmental authority or the recommendations of any insurer. During the progress of any such work, the Landlord may keep and store upon the Premises all necessary materials, tools and equipment. Landlord shall use its best efforts to complete such work promptly and not interfere unreasonably with Tenant's use of the Premises. The Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant.

Section 10.2 The Tenant agrees to permit the Landlord and its representatives to enter the Premises during usual business hours to exhibit the same for the purpose of sale, mortgage or lease. During the final six (6) months of the term of this Lease, or in the case of default, Landlord may display "For Sale" or "For Lease" signs.

                                   ARTICLE XI
                            ASSIGNMENT AND SUBLETTING

Section 11.1 The Tenant shall not, without the Landlord's prior written consent:
(a) assign, convey, mortgage, pledge, encumber or otherwise transfer (whether voluntarily or otherwise) this Lease or any interest under it (in the event Tenant is a corporation, limited liability company or partnership, any transfer, sale, pledge or other disposition of more than fifty percent (50%) of the corporate stock, voting securities, membership interest or partnership interest of Tenant shall be deemed an assignment); (b) allow any transfer thereof or any lien upon the Tenant's interest by operation of law; (c) sublet the Premises or any part thereof, or (d) permit the use or occupancy of the Premises or any part thereof by any one other than the Tenant. In no event shall Landlord be held responsible for monetary damages for the withholding of consent.

Notwithstanding anything to the contrary, Tenant may, with written notice to Landlord, sell or transfer shares of its capital stock without the consent of Landlord, so long as no related or affiliated persons or entities together obtain control of more than fifty percent (50%) of said shares of capital stock as a result of said sale or transfer.

Section 11.2 Tenant agrees to pay to Landlord, on demand, reasonable fees incurred by Landlord in connection with any request by Tenant for Landlord to consent to any assignment or subletting by Tenant.

Section 11.3 If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of Tenant's covenants contained in this Lease or the acceptance of the assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance of Tenant's covenants including, but not limited to, Tenant's covenant to pay Rent.

Section 11.4 Upon assignment, subletting or occupancy of the Premises, Tenant shall pay to Landlord monthly as Additional Rent, the excess of consideration received or to be received during such month over the rental reserved for such month in this Lease which is applicable to such portion of the Premises so assigned, sublet or occupied.

Section 11.5 In the event Tenant, with Landlord's prior written consent, subleases to a third party, the subtenant shall be subject to and comply with the requirements of this Lease.

                                   ARTICLE XII
                               RIGHTS OF MORTGAGEE

Section 12.1 In the event of any act or omission by the Landlord which would give the Tenant the right to terminate this Lease, the Tenant shall not exercise such right until: (a) it shall have given written notice, by certified mail, of such act or omission to the holder of any deed of trust or mortgage encumbering the Premises whose name and address shall have been furnished to the Tenant in writing, at the last address so furnished, and (b) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such notice, provided that following the giving of such notice, the Landlord or said holder shall, with reasonable diligence, have commenced and continued to remedy such act or omission or to cause the same to be remedied.

Section 12.2 This Lease and all rights of Tenant hereunder shall be and are subject and subordinate at all times to any deeds of trust, mortgages, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the Land or an interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deeds of trust, mortgages installment sale agreements, instruments, encumbrances or leases, as well as any substitutions therefor, all automatically and without the necessity of any further action on the part of Tenant to effectuate such subordination. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the reasonable judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the foregoing, if any mortgagee, trust beneficiary or ground lessor shall elect to have this Lease treated as if it became effective and Tenant had taken possession prior to the lien of its mortgage or deed of trust or prior to its ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed to have become effective and Tenant's right to possession shall be considered prior to such mortgage, deed of trust, or prior to its ground lease whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. In the event any mortgage or deed of trust which is subordinate to this Lease is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; in the event any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Tenant shall upon demand at any time execute, acknowledge and deliver to Landlord's mortgagee (including the beneficiary under any deed of trust) or other holder any and all instruments and certificates that in the judgment of Landlord's mortgage may be necessary or proper to confirm or evidence any of the foregoing.

                                  ARTICLE XIII
            INDEMNIFICATION OF LANDLORD-NO REPRESENTATION BY LANDLORD

Section 13.1 Landlord shall not be liable to Tenant or to Tenant's employees, agents or visitors, or to any other person or entity, whomsoever, for any injury to person or damage to or loss of property on or about the Premises or the Building caused by the negligence or misconduct of Tenant, its employees, subtenants, licensees or concessionaires, or of any other person entering the Building under the express or implied invitation of Tenant, or arising out of the use of the Premises by Tenant and the conduct of its business therein, or arising out of any breach or default by Tenant in the performance of its obligations hereunder or resulting from any other cause except Landlord's negligence, and Tenant hereby agrees to indemnify Landlord and hold it harmless from any loss, expenses or claims arising out of such damage or injury.

Section 13.2 Landlord shall indemnify, defend and protect Tenant from any claim or suit brought against Tenant or loss incurred by Tenant for the Landlord's sole failure to comply with the requirements of the Americans with Disability Act ("ADA"). The Tenant and Landlord agree, however, that this provision does not apply to any claim or suit brought or loss incurred for the Tenant's Premises based upon Tenant's failure to comply with its sole obligations pursuant to the ADA. Tenant agrees to indemnify, defend and protect Landlord from any claim or suit brought against Landlord for Tenant's failure to comply with the Tenant's sole obligations pursuant to the ADA. In addition, Tenant will notify Landlord if any of the following conditions occur: (1) notice from an individual claiming a violation under the ADA; (2) notice from the federal government investigating an ADA complaint; (3) notice from an individual or the government threatening a lawsuit or other legal action based on a violation of the ADA; (4) notice that an individual or the government has filed a lawsuit or other legal action claiming non-compliance with the ADA.

Section 13.3 Landlord states that, to its knowledge, there are apparently no hazardous or toxic substances located in, on or under the Building, the property or the Premises other than those materials and substances normally used in the operation of the Building, property or Premises, and other than those normally used by other Tenants.

Further, Landlord states that, to its best knowledge, there has been no violation thereon of any law governing hazardous or toxic substances. landlord shall also indemnify Tenant with regard to any loss or liability the Tenant may incur as a result of Landlord's sole negligence with regard to any hazardous substances that Landlord causes to be located in or on the Building, the property or the Premises, unless Tenant has caused such hazardous substances to be located thereon. Tenant shall indemnify Landlord with regard to any loss or liability that Landlord may incur as a result of Tenant's sole negligence with regard to any hazardous substance that is now or hereafter becomes located in or on the Building, the property or the Premises, unless Landlord has caused such hazardous substances to be located thereon.

Section 13.4 The Tenant is fully familiar with the physical condition of the Premises and every part thereof. The Landlord has made no representations in connection with the condition of the Premises, and the Landlord shall not be liable for any latent or patent defects therein.

                                   ARTICLE XIV
                     DEFAULT PROVISIONS-REMEDIES OF LANDLORD

Section 14.1 The following events shall be deemed to be events of default by Tenant under this Lease:

(a) Tenant shall fail to pay any installments of Base Rent or Additional Rent when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) days from the date such payment was due.

(b) Tenant shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (ii) become insolvent or admit in writing its inability to pay its debts as they come due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law, other than the federal Bankruptcy Code, (v) file an answer admitting the material allegations of a petition filed against the Tenant in any reorganization or insolvency proceedings, other than a proceeding commenced pursuant to the federal Bankruptcy Code, or if any other, judgment or decree shall be entered by any court of competent jurisdiction, except for bankruptcy court of a federal court sitting as a bankruptcy court, adjudicating the Tenant insolvent or approving a petition seeking reorganization of the Tenant or appointing a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, or (vi) make a transfer on fraud of creditors.

(c)      Tenant shall abandon or vacate any substantial portion of the Premises.

(d) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Section 14.1) and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

(e) Tenant shall fail to discharge any lien placed upon the Premises within twenty (20) days after any such lien or encumbrance is filed against the Premises.

Section 14.2      If an Event of Default occurs, then Landlord may either:

(a) give Tenant written notice of Landlord's intention not terminate this Lease on the date of such given notice or any later date specified therein. Landlord's written notice shall operate as a notice to quit, and Landlord may proceed to recover possession of the Premises by any lawful means, including by reentry and repossession; the obligation of Tenant to pay and the right of Landlord to recover all Rent, including accrued rent and all future rent owed for the remaining term of the Lease, and other charges together with the costs of collection, including attorneys' fees, shall survive termination of the Lease; or

(b) without further notice, except as is required by law, reenter and take possession of the Premises, or any part thereof, and repossess the same as Landlord's former estate, and expel Tenant and those claiming through or under Tenant and remove the effects of either or both without being deemed guilty of any manner of trespass, without being deemed to have elected to terminate this Lease, and without prejudice to any remedies for arrears of rent, preceding breaches of covenants, or loss of profits; after reentering and repossessing the Premises without terminating this Lease, Landlord may, from time to time, without terminating Lease, relet the Premises or any part thereof, on behalf of Tenant for such term of terms and at such rent or rents, and upon such other terms and conditions, as Landlord may deem advisable in its sole discretion (including concessions, free rent and payment of commissions) with the right to make alterations and repairs to the Premises.

In the event Landlord does not elect to terminate this Lease, but on the contrary elects to take possession, then such repossession shall not relieve Tenant of its obligations and liability under this Lease, all of which shall survive such repossession. In the event of such repossession, Tenant shall pay to Landlord as Rent all Rent which would be payable hereunder if such repossession had not occurred, less the net proceeds, if any, of any reletting or the value of Landlord's use, if any, of the Premises after deducting all of Landlord's expenses in connection with such reletting, including, but not limited to, all repossession costs, brokerage commissions, legal expenses, expenses of employees, costs of alterations, expenses of preparation for reletting, rental concessions and free rent. Tenant shall pay such Rent to Landlord on the days on which the Rent would have been payable hereunder if possession had not been retaken.

Any damage or loss sustained by Landlord following Landlord's election to reenter and repossess the Premises without terminating this Lease may be recovered by Landlord, at Landlord's option, (i) at the time of reletting, (ii) in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive reletting, or (iii) be deferred until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. Although Landlord has no obligation to relet the Premises for Tenant's Account following Landlord's election to reenter and repossess the Premises without terminating this Lease, if after so repossessing the Premises Landlord undertakes reasonable efforts for a period of sixty (60) days to relet the Premises for Tenant's account and Landlord is unable to find a new tenant for the Premises and relet the Premises on behalf of the Tenant upon such terms and conditions as Landlord may deem advisable, in its sole discretion, then Landlord may, at its option exercisable by written notice and demand to Tenant, elect to accelerate all Rent due for the remainder of the Term (determined as of there had been no Event of Default) and Tenant shall immediately pay Landlord the present value (discounted at 10%) of the Rent due for the remainder of the Term, together with all expenses and costs, including reasonable attorneys' fees, incurred by Landlord.

In the event this Lease is terminated pursuant to the provisions of this Section, or terminated pursuant to a proceeding for possession under the Colorado Forcible Entry and Unlawful Detainer Statutes, Tenant shall remain liable to Landlord for damages in an amount equal to the Rent and other sums which would have been owing by Tenant hereunder for the balance of the Term had this Lease not been terminated plus all amounts incurred by Landlord in order to obtain possession of the Premises and relet the same, including attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts. Landlord shall be entitled to collect such damages from Tenant monthly on the days on which the Rent and other amounts would have been payable hereunder if this Lease had not been terminated, and Landlord shall be entitled to receive the same from Tenant on each such day. Alternatively, at the option of Landlord, in the event this Lease is terminated, Landlord shall be entitled to recover forthwith against Tenant as damages for loss of the bargain and not as a penalty, an amount equal to the worth at the time of termination of the amount of Rent reserved in this Lease for the balance of the Term hereof plus all amounts incurred by Landlord in obtaining possession of the Premises and in relating the same, including attorneys' fees, reletting expenses, alterations and repair costs, brokerage commissions and all other like amounts.

The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

Section 14.3 The Tenant hereby expressly waives the service of notice of intention to re-enter provided for in any statute, or to institute legal proceedings to that end. The Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters arising out of or in connection with this Lease, the relationship of Landlord and Tenant thereunder, the Premises of the Tenant's use of occupancy thereof. The terms "enter", "entry" as used in this Lease are not restricted to their technical legal meaning. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning, or to enforce of defend, any of Landlord's rights or remedies hereunder, Tenant agrees to pay any attorneys' fees and costs so incurred by Landlord.

                                   ARTICLE XV
                                  HOLDING OVER

Section 15.1 Tenant covenants that it will vacate the Premises immediately upon the expiration or sooner termination of this Lease. If the Tenant retains possession of the Premises or any part thereof after the termination of the term, the Tenant shall pay the Landlord rent at double the monthly rate specified in Article I for the time the Tenant thus remains in possession and, in addition thereto, shall pay the Landlord for all damages, consequential as well as direct, sustained by reason of the Tenant's retention of possession. If the Tenant remains in possession of the Premises, or any part thereof, after the termination of the term, such holding over shall, at the election of the Landlord expressed in a written notice to the Tenant and not otherwise, constitute a renewal of this Lease for one (1) year. The provisions of this Section do not exclude the Landlord's rights of re-entry or any other right hereunder, including without limitation, the right to refuse double the monthly rent and instead to remove Tenant through summary proceedings for holding over beyond the expiration of the term of this Lease.

                                   ARTICLE XVI
                       INVALIDITY OF PARTICULAR PROVISIONS

Section 16.1 If any covenant, agreement or condition of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease shall not be affected thereby. Each covenant, agreement or condition of this Lease shall be valid and enforceable to the fullest extent permitted by law.


                                  ARTICLE XVII
                                     NOTICES

Section 17.1 Any notice to be given under this Lease shall be in writing and shall be deemed given (a) upon personal delivery to the intended recipient's address set forth below; (b) three (3) days following the date on which such notice is deposited in the United States Mail, postage prepaid, Registered or Certified Mail, addressed to the intended recipient's address set forth below;
(c) one (1) day following the date on which such notice is delivered to a commercial overnight mail delivery service; of (d) upon report of successful transmission by facsimile machine that automatically generates, at the conclusion of such transmission, a printed diagnostic report with respect to the success of the transmission, directed to the intended recipient as set forth below:

If to Landlord:            Equitable Real Estate Investment Management, Inc.
                                1225 Seventeenth Street, Suite 2525

                                    Denver, Colorado  80202
                                    Phone No. (303) 293-2000
                                    Fax No. (303) 293-8330

If to Tenant:                       Koala Corporation
                                    11600 East 53rd Avenue, Unit D
                                    Denver, Colorado  80239


                                  ARTICLE XVIII
                                 QUIET ENJOYMENT

Section 18.1 The Landlord covenants and agrees that the Tenant upon paying the Base Rent, Additional Rent and all other charges herein provided for and performing the covenants, agreements and conditions of this Lease on the Tenant's part to be performed and fulfilled, shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease without hindrance or molestation by the Landlord, subject, however, to the matters herein set forth and all deeds of trust, mortgages and ground leases to which this Lease is subject and subordinate.


                                   ARTICLE XIX
                       LIMITATION OF LANDLORD'S LIABILITY

Section 19.1 The liability of Landlord and all officers, employees, shareholders, members, managers, venturers or partners (general or limited) of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be non-recourse and limited to the interest of Landlord in the Building. The term "Landlord" as used in this Lease shall be limited to the owner or owners of the Landlord's interest in this Lease at the time in question, and in the event of any transfer or transfers of such interest, the Landlord herein named (and in case of any subsequent transfer, the then transferor) shall be automatically freed and relieved from and after the date of such transfer as respects the performance of any covenants or agreements on the part of the Landlord contained in this Lease thereafter to be performed, provided that any funds in the hands of such Landlord or the then transferor at the time of such transfer included, but not limited to, the security deposit, in which the Tenant has an interest shall be turned over to the transferee and upon any such transfer, the Landlord shall be released from any liability for such funds. The transferee shall be deemed to have assumed, subject to the limitations of this Section, all of the covenants, agreements and conditions in this Lease contained to be performed on the part of the Landlord, it being intended hereby that the covenants and agreements contained in this Lease on the part of the Landlord to be performed shall be binding on the Landlord, its successors and assigns, only during and in respect of their respective periods of ownership.


                                   ARTICLE XX
                         ESTOPPEL CERTIFICATE BY TENANT

Section 20.1 From time to time upon not less than ten (10) days' prior request by the Landlord, the Tenant agrees to execute, acknowledge and deliver to the Landlord a statement in writing certifying (a) that this Lease is unmodified and in full force and effect or if there have been modifications, that the same is in full force and effect as modified and identifying the modifications, (b) the dates to which the Base Rent, Additional Rent and other charges have been paid, and (c) that, so far as the person making the certificate knows, the Landlord is not in default under any provisions of this Lease. If Tenant should fail to provide an estoppel certificate, then Tenant shall be deemed to have admitted all of the matters contained in the tendered statement. It is intended that any such statement may be relied upon by any person proposing to acquire the Landlord's interest in this Lease or any prospective mortgagee of, or assignee of any mortgage upon, such interest.


                                   ARTICLE XXI
                  CUMULATIVE REMEDIES-NO WAIVER-NO ORAL CHANGE

Section 21.1 The specified remedies to which the Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may be entitled, either at law or in equity, in case of any breach or threatened breach by the Tenant of any covenant, agreement or condition of this Lease. In addition to the other remedies in this Lease, the Landlord shall be entitled to the restraint by injunction of the violation, or attempted or threatened violation, of any of the covenants, agreements or conditions of this Lease. No receipt of monies by Landlord from Tenant after the termination or cancellation hereof in any lawful manner shall reinstate, continue or extend the term hereof, or affect any notice given to Tenant, or operate as a waiver of the right of the Landlord to enforce the payment of Rent or Additional rent or other charges then due or thereafter falling due, or operate as a waiver of the right of Landlord to recover possession of the Premises by proper suit, action, proceedings or remedy; it being agreed that, after the service of notice to terminate or cancel this Lease, and the expiration of the time specified, if the default has not been cured, or after the commencement of suit, action or summary proceedings or of any other remedy, or after a final order warrant or judgment for the possession of the Premises, Landlord may demand, receive and collect any monies then due, or thereafter becoming due, without in any manner affecting such notice, proceeding, suit, action, order, warrant or judgment and any and all such monies so collected shall be deemed to be payments on account for the use and occupation of the Premises, or at the election of Landlord, on account of Tenant's liability hereunder. Acceptance of the keys to the Premises or any similar act, by Landlord, or any agent or employee of Landlord during the term hereof, shall not be deemed to be an acceptance of a surrender of the Premises unless Landlord has consented in writing.

Section 21.2 The failure of the Landlord to insist in any one or more cases upon the strict performance or observance of any of the covenants, agreements or conditions of this Lease or to exercise any option herein contained shall not be construed as a future waiver of such covenant, agreement, condition or option. A receipt by the Landlord of rent with knowledge of the breach of any covenant, agreement or condition hereof shall not be deemed a waiver of such breach, and no waiver by the Landlord of any covenant, agreement or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord.

Section 21.3 This Lease constitutes the entire agreement between the parties. This Lease shall not be amended or modified except in writing signed by the party against whom enforcement of the amendment or modification is sought.


                                  ARTICLE XXII
                                    BROKERAGE

Section 22.1 Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and/or that no other broker, agent or other person brought about this transaction, other than those persons as specified on Page 1 of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provisions of this Article shall survive the termination of this Lease.


                                  ARTICLE XXIII
                                SECURITY DEPOSIT

Section 23.1 Tenant has deposited with Landlord the sum specified on Page 1 of this Lease as security for the return of the premises in good order and condition and the full performance of every provision of this Lease to be performed by Tenant. The security deposit shall not be considered an advance payment of rent or a measure of Landlord's damages in case of default by Tenant. The security deposit shall not be applied to the payment of rent, provided however, that if Tenant Defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any part of this security deposit for the payment of any Base Rent and Additional Rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss, cost of damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a breach of this Lease. Landlord shall not, unless otherwise required by law, be required to keep this security deposit separate from its general funds nor pay interest to its Tenant. For full security deposit reimbursement the following conditions must be met:

(a)      All walls must be clean and free of holes.

(b) Overhead door must be free of any broken panels, cracked lumber or dented panels. The overhead door springs, rollers, tracks, motorized door operator, and all other items pertaining to the overhead door must also be in good working condition.

(c) Heaters, air conditioning units must be in good working order. Filters must be changed - all thermostats must be in working order. Tenant must supply Landlord with maintenance records.

(d) All floors must be clean and free of excessive dust, dirt, grease, oil and stains.

(e) Drop grid ceiling must be free of excessive dust from lack of changing filters. (No ceiling tiles should be missing or damaged.)

(f)      All trash must be removed form both inside and outside of the building.

(g)      All light bulbs and ballasts must be working.

(h) All signs in front of Building and on glass entry door and rear door must be removed.

(i)      Hot water heater must work.

(j) All plumbing fixtures, equipment and drains must be clean and in working order.

(k)      Warehouse floor must be clean and free of grease and stains.

(l)      Windows must be clean.

(m)      All keys must be returned.

(n) All mechanical and electrical systems must be in good working condition.

(o)      Tenant shall be in compliance with surrender provisions of this Lease.

In the event Tenant has complied with the above conditions, Landlord shall return the security deposit to Tenant within sixty (60) days after the termination of this Lease, or the surrender and acceptance by Landlord of the Premises. Notwithstanding the foregoing, Landlord may retain the security deposit for non-payment of rent, utility charges, abandonment of the Premises, repairs, work or cleaning work contracted for the by Tenant.


                                  ARTICLE XXIV
                              RULES AND REGULATIONS

Section 24.1 Tenant and Tenant's agents, contractors, employees and invitees will comply fully with all requirements of the Rules and Regulations of the Building and related facilities, as specified in the Rules and Regulations now or hereafter sent by Landlord to Tenant. Landlord shall at all times have the right to change such rules and regulations to promulgate other Rules and Regulations in such manner as Landlord may deem advisable, in its reasonable discretion, for safety, care or cleanliness of the Building and related facilities or the Premises, and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant. Tenant shall be responsible for compliance therewith by the agents, contractors, employees and invitees of Tenant.

                                   ARTICLE XXV
                           RIGHTS RESERVED BY LANDLORD

Section 25.1 Landlord shall have the following rights, exercisable without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim or setoff or abatement of rent or affecting any of Tenant's obligations hereunder:

(a) To change the name by which the Building is designated upon four (4) months' written notice to Tenant.

(b) to decorate and to make repairs, alterations, additions, changes or improvements, whether structural or otherwise, in and about the Building, or any part thereof, and for such purposes to enter upon the Premises and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building services and facilities and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, so long as the Premises are reasonably accessible.

(c) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

(d) To take all such reasonable matters as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays; subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that person entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

                                  ARTICLE XXVI
                              FINANCIAL STATEMENTS

Section 26.1 Tenant agrees to provide to Landlord within fourteen (14) days of request by Landlord, but no more than once per year, the most recent audited annual financial statements of Tenant, including balance sheets, income statements, and financial notes ("Statements"). Tenant consents that Landlord may release the Statements to Landlord's subsidiaries, affiliates, lenders, advisors, joint venture partners, or potential purchasers of the property for the purposes of evaluating Tenant's financial condition with respect to performance under the Lease. Landlord agrees to keep the Statements confidential and to not release the Statements to third parties except as set forth herein.

                                  ARTICLE XXVII
                             PERSONAL PROPERTY TAXES

Section 27.1 Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are in any way levied or assessed against Landlord, Tenant shall pay the Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

                                 ARTICLE XXVIII
                            MISCELLANEOUS PROVISIONS

Section 28.1 Tenant shall be solely responsible for and promptly pay all charges for heat, water, gas, electricity and other utilities used or consumed on the Premises. Landlord shall not be liable to Tenant for interference in or interruption of any utility service nor shall any curtailment or interruption constitute a constructive eviction or grounds for rental abatement in whole or in part hereunder. In the event utilities are not separately metered to Tenant, then Tenant shall reimburse Landlord, upon demand, for the cost to Landlord of utilities used or consumed on the Premises.

Section 28.2 Tenant shall not place on the outside of the Building any sign, advertisement, illumination or projection, without Landlord's prior written consent. In multi-tenant buildings, Tenant shall pay for and comply with Landlord's uniform signage requirements.

Section 28.3 If the Landlord is unable to tender possession of the Premises on the commencement date, the Landlord shall not be liable for any damage caused thereby, nor shall this Lease be void or voidable by Tenant, but in such event unless the delay results from failure of Tenant to provide plans or otherwise perform in accordance with the requirements of the Lease, no rent shall be payable by Tenant prior to actual tender to Tenant of possession of the Premises. In any event, late delivery of the Premises will not extend the term of this Lease.

Section 28.4 This Lease shall be construed and enforced in accordance with the laws of the State of Colorado.

Section 28.5 The parties hereto agree that the covenants and agreements herein contained shall bind and inure to the benefit of the Landlord, the Tenant, and their respective successors and assigns.

Section 28.6 Any covenants, obligations or indemnities to be performed or which arise after the termination of this Lease shall survive any earlier lease termination.

Section 28.7 If any of Tenant's checks fail to clear its Bank, Landlord may demand all future rent payments to be either in the form of cash, certified check, money order, wire transfer or cash equivalent funds.

Section 28.8 There will be a Fifty Dollar ($50.00) service charge upon all insufficient fund checks and interest will accrue on the amount at the rate of two percent (2%) per month until paid.

Section 28.9 "Reasonable wear and tear" is hereby defined as that degree of wear and tear which would normally occur in the general usage of the Premises, but shall not include any physical damage to the floors, walls, and ceiling of the Premises, nor any damage caused through operation of machinery, office equipment or other equipment used in the operation of Tenant's business. Additionally, if Tenant's use, by reason of fumes discharged or liquids used by Tenant, should cause damage to the Premises or other nearby premises, both interior or exterior, said damages shall not be deemed as "reasonable wear and tear", and Tenant shall be liable for the complete restoration of the Premises at Tenant's expense. Said damage shall include, but not be limited to, damaged, rusting or corroded walls, floors, ceilings, doors, windows, plumbing, heating and air conditioning units, metal bar joists, steel decks, or roof vents or stacks.

Section 28.10 Landlord agrees to provide, for the use of Tenant and Tenant's employees, agents, customers and invitees, sufficient parking space adjacent to or reasonably near the Premises (together with necessary access thereto) to accommodate not more than the number of parking spaces for passenger automobiles as specified on Page 1 of this Lease. Tenant shall have no interest in any parking area so furnished, but shall have only a license to use the same during the term of this Lease in common with others entitled to the use thereof. All rights herein granted with respect to parking and driveway areas shall at all times be subject to reasonable regulation by Landlord, but Landlord shall have no liability to any person for any interference with or obstruction of, any such rights.

Section 28.11 In the event rail side track service is provided to the Premises, Tenant covenants and agrees to pay to the Landlord, as Additional Rent, its pro rata share of all costs incurred by Landlord under rail agreements for the provisions and maintenance of such rail side track service.

Section 28.12 No act done and no failure to act by Landlord or its agents during the term hereby granted shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

Section 28.13 In case it should be necessary or proper for Landlord to bring any action under this Lease or to consult or place this Lease, or any amount payable by Tenant hereunder, with an attorney concerning a default of Tenant hereunder, whether such default is later cured, then Tenant shall pay any and all reasonable attorneys' fees, court costs and expenses of Landlord incurred in connection with such enforcement.

Section 28.14 The normal operating hours for the Building are Monday through Friday 8:00 a.m. to 6:00 p.m., and Saturday 8:00 a.m. to 1:00 p.m., excluding holidays.

Section 28.15 Whenever a period of time is herein prescribed for action to be taken by Landlord, or whenever Landlord is otherwise obligated to perform hereunder, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of any such period of time, any delays or failures to perform due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other causes of any kind whatsoever which are beyond the reasonable control of Landlord.

Section 28.16 If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, the remainder of this Lease shall not be affected thereby. Each covenant and agreement contained in this Lease shall be construed as a separate and independent covenant or agreement.

Section 28.17 If there is more than one (1) Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there is a guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant before proceeding against such guarantor, nor shall any such guarantor be released from its guaranty for any reason whatsoever, including, without limitation, any extensions or renewals hereof, any amendments hereto, any waivers hereof, or failure to give such guarantor any notices hereunder.

IN WITNESS WHEREOF, the Landlord and the Tenant have executed this Lease the day and year first above written.

                            LANDLORD:

                            BUCKHEAD INDUSTRIAL PROPERTIES, INC.

                            By:         EQUITABLE REAL ESTATE INVESTMENT
                                        MANAGEMENT, INC., as its Agent



                            By:_________________________________________________


                            TENANT:

                            KOALA CORPORATION



                            By:_________________________________________________





                                    EXHIBIT A

                                    PREMISES










                                    EXHIBIT B

                              RULES AND REGULATIONS

1. Landlord will furnish each Tenant with two keys to each door lock in the Leased Premises, and Landlord may make a reasonable charge for any additional keys requested by Tenant. No Tenant shall have any keys made for the Leased Premises; nor shall any Tenant alter any lock, or install new or additional locks or bolts, on any door without the prior written approval of Landlord. If a lock alteration or installation is made, the new lock must accept the master key for the Building. Each Tenant, upon the expiration or termination of its tenancy, shall deliver to Landlord all keys in such Tenant's possession for all locks and bolts in the Building.

2. Tenant shall refer all its contractors, contractors, representatives, and installation technicians, rendering any service on or to the Premises, to the Landlord for Landlord's approval and supervision prior to performance of any work performed in the Building, including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment, or any other physical portion of the Building or the Premises.

3. No Tenant shall, at any time, occupy any part of the Premises as sleeping or lodging quarters.

4. No birds, fowl, or other animals shall be brought into or kept in or about the Premises.

5. None of the entries, passages, doors, stairways, or vestibule shall be blocked or obstructed, nor shall any rubbish, litter, trash, or materials of any nature be placed, emptied, or thrown into such areas, nor shall such areas be used at any time except for ingress and egress by Tenant, or the Tenant's agents, employees, or business invitees.

6. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to such water closets and water fixtures from misuse shall be the responsibility of the company or person who caused such damage. No person shall waste water by interfering with the faucets or otherwise.

7. No person shall disturb the occupants of the Building by the use of any musical instrument, the making of unseemly noises, or any unreasonable use.

8. Tenant shall provide its own dumpster for trash storage and removal, and agrees not to leave or store any materials, litter, or trash on the Common Areas, including parking areas. Landlord reserves the right to approve the type of dumpster utilized by the Tenant.

9. The use of parking areas shall be subject to such reasonable rules and regulations as the Landlord may promulgate uniformly for all Tenants. Tenant agrees that it shall not use or permit the use by its employees of the parking and loading dock areas for the overnight storage of automobiles or other vehicles which would interfere with maintenance, snow removal, traffic flow, emergency vehicles, or other intended uses of the Project. Landlord shall have the right to tow any vehicle belonging to Tenant, its agents, employees, or invitees which is improperly parked and which the Tenant fails to remove after written notice by the Landlord.

10. No sign, advertisement, or other lettering shall be painted, affixed, or exposed on the windows, doors, or any part of the outside of the Building or the Premises other than as specifically permitted in writing by the Landlord.

11. Landlord shall not be responsible for lost or stolen personal property, equipment, money, or jewelry from the Premises, regardless of whether such loss occurs when an area is locked against entry or not.

12. Tenant shall be responsible for any damage to paving caused by the parking or loading of trailers or trucks.

13. No drapes, curtains, blinds, or other window covering shall be installed by the Tenant without the prior written approval of the Landlord.

14. it is the Landlord's desire to maintain in the Building the highest standard of dignity and good taste, consistent with comfort and convenience for the Tenants. Any action or condition not meeting with this standard should be reported directly to the Landlord. landlord's and Tenant's cooperation will be mutually beneficial and sincerely appreciated. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful for the safety, care, and cleanliness of the Premises, and for the preservation of good order therein.



                                    EXHIBIT C


Exhibit C consists of the following base building construction drawings by Intergroup Architects, Inc., dated June 14, 1995, and June 30, 1995, and described (and attached as 11x17) as follows:

Project Name:              Equitable/DBC
-------------              -------------

Architectural:             A1-A14
Structural:                S1-S9
Civil:                     C1-C5




                                 RIDER TO LEASE

         This RIDER TO LEASE is attached to and made a part of that certain lease dated the ____ day of _____________, 1996, between BUCKHEAD INDUSTRIAL PROPERTIES, INC. ("the Landlord") and KOALA CORPORATION ("the Tenant"). In the event the Lease and Rider to Lease are inconsistent, this Rider to Lease shall supersede any agreements previously made in such Lease regarding the following:

         Tenant Improvements.

         Landlord will at Landlord's expense, provide an allowance of $59,728.00 for all construction services specifically related to the tenant improvements for the premises and, in addition to, the shell construction as described in Exhibit C. It is understood that the Tenant requires up to 3,300 sf of office space built out in the building prior to occupancy. This will exceed the above referenced allowance. The Landlord will install these improvements and will amortize these expenses over the initial lease term of five years at an interest rate of ten percent (10%) and add it onto the base rental rate. As an example, if the additional expenses are $5,000, the base rental rate will increase $106.24 per month. The construction will be subject to all provisions in Section V contained herein in the Lease. In addition, Landlord will be responsible for adding four (4) evergreen trees (average six (6) feet in height) to the landscaping on the south side of the building known as 11600 East 53rd Avenue, Denver, Colorado 80239.

                               LANDLORD:

                               BUCKHEAD INDUSTRIAL PROPERTIES, INC.

                               By:      EQUITABLE REAL ESTATE INVESTMENT
                                        MANAGEMENT, INC., as its Agent



                               By:_____________________________________________


                               TENANT:

                               KOALA CORPORATION



                               By:_____________________________________________